                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number  811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Emerging Markets Income Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Emerging Markets Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	14.44%	19.72%	15.71%	12.09%
Class B	13.54%	18.75%	14.81%	11.20%
Class C	13.57%	18.70%	14.79%	11.21%
JP Morgan Emerging Markets Bond Index Plus+	11.49%	18.21%	12.86%	14.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/05	$ 11.31	$ 11.35	$ 11.33
10/31/04	$ 10.33	$ 10.36	$ 10.35
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .49	$ .41	$ .41
Latest Quarterly Income Dividend as of 10/31/05	$ .1232	$ .1015	$ .1013
SEC 30-day Yield as of 10/31/05++	4.61%	4.08%	4.07%
Current Annualized Distribution Rate as of 10/31/05++	4.36%	3.58%	3.58%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.18%, 2.58% and 3.45% for Class A, B and C shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 3.93%, 2.08% and 2.96% for Class A, B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate. Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance.

Class A Lipper Rankings — Emerging Markets Debt Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	12	of	48	25
3-Year	13	of	45	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Emerging Markets Income Fund — Class A [] JP Morgan Emerging Markets Bond Index Plus+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,929	$16,388	$19,806	$29,888
	Average annual total return	9.29%	17.90%	14.65%	11.57%
Class B	Growth of $10,000	$11,054	$16,545	$19,845	$28,917
	Average annual total return	10.54%	18.27%	14.69%	11.20%
Class C	Growth of $10,000	$11,357	$16,724	$19,930	$28,932
	Average annual total return	13.57%	18.70%	14.79%	11.21%
JP Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,149	$16,520	$18,313	$38,111
	Average annual total return	11.49%	18.21%	12.86%	14.32%

The growth of $10,000 is cumulative.

+ The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/05
Scudder Emerging Markets Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	14.71%	19.99%	16.02%	12.39%
Class AARP	14.71%	19.98%	16.00%	12.38%
JP Morgan Emerging Markets Bond Index Plus+	11.49%	18.21%	12.86%	14.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/05	$ 11.32	$ 11.31
10/31/04	$ 10.34	$ 10.33
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .52	$ .52
Latest Quarterly Income Dividend as of 10/31/05	$ .1300	$ .1300
SEC 30-day Yield as of 10/31/05++	5.06%	5.06%
Current Annualized Distribution Rate as of 10/31/05++	4.59%	4.60%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.66% and 4.62% for Class AARP and S, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 4.19% and 4.16% for Class AARP and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate. Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance.

Class S Lipper Rankings — Emerging Markets Debt Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	9	of	48	19
3-Year	10	of	45	22
5-Year	15	of	39	38
10-Year	12	of	13	86

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Emerging Markets Income Fund — Class S [] JP Morgan Emerging Markets Bond Index Plus+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,471	$17,278	$21,017	$32,155
	Average annual total return	14.71%	19.99%	16.02%	12.39%
Class AARP	Growth of $10,000	$11,471	$17,270	$21,002	$32,131
	Average annual total return	14.71%	19.98%	16.00%	12.38%
JP Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,149	$16,520	$18,313	$38,111
	Average annual total return	11.49%	18.21%	12.86%	14.32%

The growth of $10,000 is cumulative.

+ The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,088.50	$ 1,084.10	$ 1,084.30	$ 1,090.70	$ 1,090.70
Expenses Paid per $1,000*	$ 8.05	$ 11.98	$ 12.03	$ 6.90	$ 6.90
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,017.49	$ 1,013.71	$ 1,013.66	$ 1,018.60	$ 1,018.60
Expenses Paid per $1,000*	$ 7.78	$ 11.57	$ 11.62	$ 6.67	$ 6.67

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Emerging Markets Income Fund	1.53%	2.28%	2.29%	1.31%	1.31%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Emerging Markets Income Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Emerging Markets Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, was the subadvisor to the fund. On December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). As of December 2, 2005, AAMISL serves as the subadvisor to the fund. Those individuals who managed all or a portion of the assets of the fund as employees of DeAMIS became employees of AAMISL, and these same individuals continue to be responsible for the management of the fund's assets.

Portfolio Management Team

Brett Diment

Head of Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991. Head of Emerging Markets.

BSc from London School of Economics.

Edwin Gutierrez

Portfolio Manager, Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2000 after five years of experience, including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

MsC from Georgetown University.

Nima Tayebi

Portfolio Manager, Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2003.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as an emerging currency fund manager.

Spent the previous eight years as an executive director responsible for emerging markets trading at Millennium Global Investments, and previously Vice President at Salomon Brothers, focusing on emerging currency and debt trading, and also Head of Fixed Income research at Renaissance Capital.

BA from Cambridge University, M.Phil from Cambridge University.

In the following interview, Brett Diment, co-manager, discusses Scudder Emerging Markets Income Fund's strategy and the market environment during the 12-month period ended October 31, 2005.

Q:  How did emerging markets debt perform during the past year?

A:  Emerging markets bonds turned in another good performance during the reporting period. The asset class is on track for its seventh consecutive year of positive performance and third straight year of double-digit returns in 2005. emerging markets debt continued to be bolstered by strong global economic growth and robust commodity prices. Many emerging-market countries experienced strong export growth as a result of these factors, which in turn allowed central banks to build substantial foreign exchange reserves. The increase in foreign currency earnings placed most emerging-market countries in a comfortable position to service their foreign debt obligations. In addition, despite the bearishness of Wall Street analysts regarding the US bond market, Treasuries did not experience the pronounced yield increase (and price decline) that has been expected for the past two years. In fact, the benchmark 10-year US Treasury bond spent most of the year trading within a range of 4% to 4.6%. The positive backdrop helped to keep the cost of borrowing down for emerging markets issuers. This cost actually declined considerably during the year, as the spread over US Treasuries of the JP Morgan Emerging Markets Bond Index Plus declined from 405 basis points (4.05 percentage points) to 253 basis points.1

1 emerging markets bonds are priced on their "yield spread" versus US Treasuries. For example, if Treasury yields are at 5% and a country's debt yields 8%, that country is said to have a spread of 300 basis points, or 3%. A declining spread signals outperformance of a country's bonds versus Treasuries.

The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for emerging markets debt instruments that trade outside the country of issue. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

2 The Lipper Emerging Markets Debt Funds category comprises funds that seek either current income or total return by investing primarily in emerging markets debt securities, where the designation of "emerging market" is defined by a country's gross national product per capita or other economic measures. It is not possible to invest directly in a Lipper category.

Q:  How did the fund's performance stack up against that of its benchmark and peer group?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2005, was 14.44%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and for more complete performance information.)

The fund's return compares favorably with the 11.49% gain of its benchmark, the JP Morgan Emerging Markets Bond Index Plus. The fund's Class A shares also outpaced the 12.74% average return of the 48 funds in the Lipper peer group, Emerging Markets Debt Funds.2 The Class A shares' (unadjusted for sales charges) three-year average annualized return of 19.72% is ahead of the 19.15% category average for the period.

Q:  What is the overall thinking underlying the portfolio?

A:  Three themes have generally pervaded the portfolio throughout the year:

1. The fund has been, and remains, overweight in the bonds of energy-exporting countries.

2. We have selectively maintained positions in certain high-beta countries, "hedged" with a relatively high cash weighting.3

3 "High-beta" means a security is riskier than the market as a whole.

3. We have favored local-currency-denominated bonds (as opposed to those denominated in US dollars), meaning that the portfolio has been positioned to take advantage of the rising value of certain emerging markets currencies.

With regard to the first theme, as mentioned previously, commodity prices have been supportive of the asset class for the past few years, and oil is clearly no exception. Consequently, we have generally maintained overweight positions in energy exporters such as Venezuela, Russia, Nigeria and Algeria. These positions, especially Russia, contributed positively to performance.

With respect to the second theme of high-beta investments, the fund was overweight in Argentina and Ecuador at various points during the year. This positioning was intended to take advantage of the generally positive trading environment for the asset class as a whole. However, to offset these positions — which we realize can suffer considerably during market sell-offs — we have tended to hold relatively high amounts of cash to mitigate against this risk. The cash balance was just under 5% at year-end.

Finally, with respect to the theme of local currency investments, the continued decline in the yield spreads of dollar-denominated emerging markets bonds has meant that investors have had to look to local currency instruments in order to pick up yield.4 The fund has been no exception, as we held positions in local currency bonds in Argentina, Mexico, Uruguay and Turkey at different times throughout the year. In Argentina and Uruguay, the bonds also offer the advantage of yields that are linked to inflation, providing protection against a potential rise in inflation. The tendency of emerging currencies to appreciate has also encouraged us to invest in currencies of other countries such as Russia, Ukraine, Turkey, the Philippines, Indonesia, Singapore, Malaysia and Thailand, during various times of the year.

4 It is possible to invest in emerging markets debt denominated in dollars or in the local currency of the issuing country. The latter tends to have a higher yield, since the investor is exposed to currency risk as well as market risk.

Many of the local currency investments have also benefited from the strength in emerging markets currencies. As a result, our decision to invest in local currency bonds was additive to performance.

Q:  How is the fund positioned in Latin America?

A:  The fund continues to maintain a light positioning overall in Latin America. Again, this does not reflect a negative attitude toward the region, but simply an acknowledgement of how far spreads have declined in Latin America following the region's strong performance. The fund has consistently run a considerable underweight (a weighting less than that of the benchmark) in Mexico, as its spread has averaged more than 160 basis points above that of US Treasuries for the year. Given this tight spread, we did not think that Mexican dollar-denominated bonds offered much potential for further upside. The fund also continues to run underweights in the BB-rated Latin countries of Peru, Panama and Colombia. In Peru, with a spread that ended the year at 176 basis points over Treasuries, we see little room for additional upside. In Panama and Colombia, with spreads roughly in line with the overall index, we think the market has factored in much of the good news that has come out of these countries this year. Moreover, unlike most emerging countries, neither country has managed to make any significant inroads in lowering its debt-to-GDP ratio in the past few years.5 This defensive positioning detracted from the fund's performance, as these countries returned in line with the robust performance of the asset class as a whole. However, we maintained the underweight as a counterbalance to overweight positions elsewhere in the portfolio.

The fund has generally retained an overweight position in both Argentina and Venezuela throughout the year. Venezuela represents a "poster child" example of the improving fundamentals in the asset class. While Venezuela tends to appear in the international press for the wrong reason due to its outspoken president, Hugo Chavez, it also has benefited considerably from a strong improvement in its balance of payments, thanks to the windfall of rising oil revenues. The strength of oil prices has allowed Venezuela to build up foreign currency reserves significantly and made the issuance of new debt in 2006 unnecessary. Argentina remains fundamentally cheap, in our view, particularly in comparison to Brazil, as its restructuring this year reduces its debt-service needs considerably in the medium-term.6

5 The debt-to-GDP (gross domestic product) ratio is a measure of a country's ability to pay down its debt. A lower ratio is preferable.

6 Restructuring, in this context, refers to Argentina's renegotiation of the terms of its bonds in order to defer payments.

In Brazil, the fund generally held an underweight position throughout the year, although we closed the annual period with a neutral weighting. At times, it proved advantageous to be positioned lightly in Brazil, as the market experienced marked periods of underperformance related to the corruption scandals that plagued the government for much of the latter part of the year. We reduced this underweight toward the end of the year as it became clear that the opposition party did not have the evidence-for the time being-to bring down either President Lula or his market-friendly finance minister, Antonio Palocci. Once this became evident, the performance of Brazil's debt market began to improve. Overall, our positioning in Brazil detracted from performance.

As mentioned, the fund was active throughout the year in local currency instruments in Latin America. It held longer-term positions in Argentine and Uruguayan inflation-linked debt, the former position a result of the successful restructuring of Argentina's defaulted debt this year. The position in the latter reflected a growing trend in the region to issue bonds denominated in local currency rather than to rely on external debt markets. Our position in Argentina's debt was helpful to performance. Along the lines of that theme, we also held positions in Mexican peso bonds. Here, we sought to take advantage of real interest rates that at times approached 7%. (Real interest rates are the bond's nominal yield minus the rate of inflation.) We also held positions in Colombian peso-denominated debt, where real yields stood at over 8% at mid-year. While countries have had to offer higher yields to compel investors to hold such local currency-denominated instruments, in the long term these bonds are a positive development since they are less vulnerable to swings in global investor sentiment. These instruments have also offered investors the opportunity to take advantage of strengthening currencies in the region.

Q:  What has been your approach in the Europe/Middle East/Africa region?

A:  The fund historically has held an overweight in this region, with a focus on Russia and the European Union (EU) accession candidates.7 While the approach to Russia has not changed, we have reduced the fund's position in the credits of EU accession candidates during the year. For instance, we reduced the fund's long-held overweights in Bulgaria and Romania given that their yield spread versus Treasuries fell less than 100 basis points, meaning that we saw little additional upside. (As of October 31, 2005, the positions in Bulgaria and Romania were sold.) For a similar reason, the fund has not held a position in Poland for years. We also reduced the fund's long-held overweight in Turkey to a neutral weighting during the year, based on our belief that market prices already reflected most of the good news regarding the country's being allowed to initiate EU accession talks. The fund does retain a small position in the Turkish lira, as the currency has been well-supported by both the central bank's ongoing interest rate cuts and the country's success in attracting foreign direct investment as it aggressively privatizes assets formerly held by the government.

7 The bonds of countries on track for adoption into the EU tend to gradually converge with developed-market bonds as the EU membership draws closer.

Aside from our small weighting in Algeria, we held no positions in the higher-grade African credits of Egypt, South Africa and Morocco, seeing little value with spreads in those countries offering less than 100 basis points over US Treasuries.

As noted, the fund kept its long-held overweight in Russia. This positioning reflects the continued improvement of the country's balance sheet as Russia has used a good portion of its oil windfall to retire its outstanding debt obligations. Thus, despite the dramatic spread tightening that has already occurred in Russia, we have remained aggressively positioned there, given that Russia's external bonds are fast becoming an endangered species. We also retain a position in the Russian ruble, as the currency promises to be well-supported by a robust current account balance, due to the continued strength in oil prices. In neighboring Ukraine, we shifted our positioning opportunistically throughout the year, as political and economic news resulted in high levels of market volatility. Overall, our positioning in the Ukraine was beneficial to performance, as we added to our position in the midst of the political crisis in the spring and took profits later in the year.

Q:  How is the fund positioned in Asia?

A:  The fund is now overweight in Asia. This is due to our overweight position in the Philippines, which has benefited from the country's having exceeded its fiscal targets this year and the resulting reduction in the need to issue new debt. Passage of critical tax reform also paves the way for a sustainable reduction in the country's debt levels. Additionally, the robust growth of remittances from overseas workers has made a significant contribution to the country's balance of payments as well as providing fundamental support to consumption spending. The fund also held positions at various times in Indonesia and the Malaysian state-owned oil company Petronas Capital Ltd.

Aside from the aforementioned holdings, the fund's positioning in dollar-denominated bonds in the region has been minimal in recent years, as the yields on these generally highly rated bonds have been negligible. However, the fund has held a position in Malaysian ringgit-denominated bonds, mostly on the expectation that the currency will appreciate. It is our expectation that the Chinese government will allow its currency to appreciate further at the beginning of next year, which will in turn encourage strength among currencies in the region as a whole. Consequently, we retain our local currency positions in both Singapore and Malaysia.

Q:  What is your broad view of the asset class as we head in to 2006?

A:  With spreads versus US Treasuries at all-time lows, we remain cautious about emerging markets bonds. Low yields may mean that investment inflows into the asset class may wane. In addition, most Latin American countries will be holding presidential elections in 2006, potentially introducing heightened political risk to the equation. Historically it has been difficult for Latin American countries to outperform during their election cycle.

This does not mean that we are outright bearish. Overall fundamentals in emerging markets countries are simply too strong for us to envision dramatic underperformance from here. Persistent strength in commodity prices should allow emerging markets countries to continue to pay down their existing debt without having to resort to issuance in the market, reducing the overall supply of bonds outstanding. We believe downside risk to the emerging debt market is also mitigated by the fact that most investor inflows into the asset class remain positive. With this as the backdrop, we encourage investors to maintain a long-term perspective in the event that the market environment becomes more challenging in the months ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	10/31/05	10/31/04

Sovereign Bonds	85%	90%
US Treasury Obligations	7%	1%
Cash Equivalents	5%	—
Loan Participations	1%	2%
Other Debt Obligations	2%	7%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/05	10/31/04

Brazil	25%	24%
Russia	18%	20%
Turkey	10%	13%
United States	7%	1%
Argentina	6%	4%
Venezuela	6%	6%
Philippines	5%	5%
Mexico	5%	8%
Ukraine	1%	5%
Bulgaria	—	4%
Other	17%	10%
	100%	100%
Currency Exposure	10/31/05	10/31/04

US Dollar	88%	81%
Euro	2%	12%
Malaysian Ringgit	2%	—
Mexican Peso	4%	4%
Argentine Peso	3%	—
Uruguayan Peso	1%	—
Turkish Lira	—	2%
Great British Pound	—	1%
	100%	100%

Average Life (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/05	10/31/04

0 < 3 years	3%	3%
3 < 5 years	12%	11%
5 < 10 years	23%	32%
10+ years	62%	54%
	100%	100%

Asset allocation, geographical diversification, currency exposure and average life are subject to change.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Principal Amount ($)(a)	Value ($)

Bonds 91.2%
Argentina 5.1%
Republic of Argentina:
Step-up Coupon, 1.2% to 3/31/2009, 2.26% to 3/31/2019, 3.38% to 3/31/2029, 4.74% to 12/31/2038 EUR	5,000,000	2,172,191
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	9,350,000	3,450,150
5.83%, 12/31/2033 (PIK) ARS	10,753,071	4,455,889
8.28%, 12/31/2033 (PIK)	20,191	19,636
(Cost $10,340,419)		10,097,866
Brazil 23.3%
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..8125%, Series 30YR, 5.188%*, 4/15/2024	2,000,000	1,900,000
Floating Rate Note Debt Conversion Bond, LIBOR Plus ..875%, Series 18 YR, 5.25%*, 4/15/2012	4,687,712	4,573,332
8.75%, 2/4/2025	2,100,000	2,147,250
9.25%, 10/22/2010	5,220,000	5,731,560
10.0%, 8/7/2011	1,200,000	1,368,000
10.5%, 7/14/2014	1,900,000	2,226,800
11.0%, 1/11/2012 (b)	7,230,000	8,603,700
11.0%, 8/17/2040 (b)	14,980,000	17,998,470
14.5%, 10/15/2009 (b)	1,730,000	2,203,155
(Cost $44,911,117)		46,752,267
Colombia 3.6%
Republic of Colombia:
8.125%, 5/21/2024	4,900,000	5,076,400
10.375%, 1/28/2033	1,700,000	2,125,000
(Cost $7,120,362)		7,201,400
Ecuador 2.9%
Republic of Ecuador, Step-up Coupon, 9.0% to 8/15/2006, 10.0% to 8/15/2030 (Cost $5,838,389)	6,500,000	5,768,750
Indonesia 2.1%
Republic of Indonesia, Series REG S, 7.5%, 1/15/2016 (Cost $4,150,125)	4,200,000	4,139,100
Malaysia 2.8%
Government of Malaysia, Series 04/04, 4.032%, 9/15/2009 MYR	13,700,000	3,701,874
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	1,590,000	1,948,386
(Cost $5,664,434)		5,650,260
Mexico 4.9%
Mexican Bonds:
Series MI-20, 8.0%, 12/7/2023 MXN	67,780,000	5,630,789
Series MI-10, 9.5%, 12/18/2014 MXN	21,200,000	2,029,681
Pemex Project Funding Master Trust, Series REG S, 9.5%, 9/15/2027	1,600,000	2,072,000
(Cost $9,682,864)		9,732,470
Nigeria 1.7%
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020 (Cost $3,330,736)	3,500,000	3,473,750
Philippines 5.0%
Republic of Philippines:
8.0%, 1/15/2016	3,000,000	3,007,500
8.375%, 2/15/2011	700,000	728,875
9.375%, 1/18/2017 (b)	1,000,000	1,095,000
9.5%, 2/2/2030	3,100,000	3,270,500
9.875%, 1/15/2019	1,750,000	1,946,875
(Cost $9,821,541)		10,048,750
Russia 16.5%
Aries Vermogensverwaltung GmbH:
Series B REG S, 7.75%, 10/25/2009 EUR	1,250,000	1,727,910
144A, Series C REG S, 9.6%, 10/25/2014	6,250,000	7,997,750
Russian Federation:
Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	7,000,000	7,781,200
Series REG S, 8.25%, 3/31/2010	900,000	960,570
Series REG S, 11.0%, 7/24/2018	5,600,000	8,169,840
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	2,600,000	2,447,640
Series VII, 3.0%, 5/14/2011	4,550,000	3,966,235
(Cost $31,257,294)		33,051,145
Turkey 9.4%
Republic of Turkey:
8.0%, 2/14/2034	6,800,000	7,021,000
11.75%, 6/15/2010	9,000,000	11,028,150
12.375%, 6/15/2009	600,000	726,000
20.0%, 10/17/2007 TRY	51	42
(Cost $18,805,044)		18,775,192
Ukraine 1.0%
Government of Ukraine, Series REG S, 7.65%, 6/11/2013 (Cost $2,099,861)	1,900,000	2,042,500
United States 6.8%
US Treasury Bonds, 7.5%, 11/15/2016 (Cost $13,667,833)	11,000,000	13,649,878
Uruguay 1.1%
Republic of Uruguay, 10.5%, 10/20/2006 (Cost $2,124,510) UYU	42,300,000	2,225,832
Venezuela 5.0%
Republic of Venezuela:
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,250,000	1,250,000
7.65%, 4/21/2025	2,100,000	2,084,250
9.375%, 1/13/2034	2,980,000	3,465,740
10.75%, 9/19/2013	2,710,000	3,306,122
(Cost $9,335,605)		10,106,112
Total Bonds (Cost $178,150,134)		182,715,272

Loan Participation 1.0%
Algeria
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 4.809%*, 3/4/2010 (Cost $1,946,660)	2,013,750	2,011,736
	Shares	Value ($)

Securities Lending Collateral 7.3%
Scudder Daily Assets Institutional Fund, 3.89% (c) (d) (Cost $14,572,500)	14,572,500	14,572,500

Cash Equivalents 4.8%
Scudder Cash Management QP Trust, 3.83% (e) (Cost $ 9,666,175)	9,666,175	9,666,175
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $204,335,469)+	104.3	208,965,683
Other Assets and Liabilities, Net	(4.3)	(8,607,050)
Net Assets	100.0	200,358,633

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2005.

+ The cost for federal income tax purposes was $204,520,168. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $4,445,515. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,492,080 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,046,565.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $12,911,500, which is 6.4% of total net assets.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rates shown are the annualized seven-day yield at period end.

(e) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized yield at period end.

LIBOR: Represents the London InterBank Offered Rate.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid-in kind.

Currency Abbreviations
ARS	Argentine Peso	MYR	Malaysian Ringgit
EUR	Euro	TRY	New Turkish Lira
MXN	Mexican Peso	UYU	Uruguay Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $180,096,794) — including $12,911,500 of securities loaned	$ 184,727,008
Investment in Scudder Daily Assets Fund Institutional (cost $14,572,500)*	14,572,500
Investment in Scudder Cash Management QP Trust (cost $9,666,175)	9,666,175
Total investments in securities, at value (cost $204,335,469)	208,965,683
Foreign currency, at value (cost $407,216)	398,915
Receivable for investments sold	24,316,298
Interest receivable	3,306,821
Receivable for Fund shares sold	209,933
Unrealized appreciation on forward foreign currency exchange contracts	4,442
Other assets	21,529
Total assets	237,223,621
Liabilities
Due to custodian	30,154
Payable for investments purchased	21,783,551
Payable upon return of securities loaned	14,572,500
Payable for Fund shares redeemed	229,861
Unrealized depreciation on forward foreign currency exchange contracts	26,194
Accrued management fee	84,671
Other accrued expenses and payables	138,057
Total liabilities	36,864,988
Net assets, at value	$ 200,358,633
Net Assets
Net assets consist of: Undistributed net investment income	3,606,472
Net unrealized appreciation (depreciation) on: Investments	4,630,214
Foreign currency related transactions	(27,616)
Accumulated net realized gain (loss)	(51,692,213)
Paid-in capital	243,841,776
Net assets, at value	$ 200,358,633

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($12,483,367 ÷ 1,103,994 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 11.31
Maximum offering price per share (100 ÷ 95.5 of $11.31)	$ 11.84

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,510,126 ÷ 221,177 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 11.35

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,213,807 ÷ 371,997 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 11.33
Class AARP Net Asset Value, offering and redemption price(a) per share ($27,087,745 ÷ 2,391,944 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.32
Class S Net Asset Value, offering and redemption price(a) per share ($154,063,588 ÷ 13,616,212 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.31

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Interest	$ 14,093,666
Interest — Scudder Cash Management QP Trust	258,460
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	38,710
Total Income	14,390,836
Expenses: Management fee	1,901,471
Services to shareholders	406,361
Custodian and accounting fees	256,627
Distribution service fees	84,516
Auditing	76,678
Legal	11,771
Directors' fees and expenses	7,667
Reports to shareholders	34,153
Registration fees	26,618
Other	27,711
Total expenses, before expense reductions	2,833,573
Expense reductions	(257,786)
Total expenses, after expense reductions	2,575,787
Net investment income	11,815,049
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $64,283)	21,832,037
Foreign currency related transactions	(1,771,342)
20,060,695
Net unrealized appreciation (depreciation) during the period on: Investments	(6,188,236)
Foreign currency related transactions	164,947
(6,023,289)
Net gain (loss) on investment transactions	14,037,406
Net increase (decrease) in net assets resulting from operations	$ 25,852,455

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income	$ 11,815,049	$ 9,286,632
Net realized gain (loss) on investment transactions	20,060,695	6,646,077
Net unrealized appreciation (depreciation) during the period on investment transactions	(6,023,289)	6,726,911
Net increase (decrease) in net assets resulting from operations	25,852,455	22,659,620
Distributions to shareholders from: Net investment income: Class A	(426,336)	(366,601)
Class B	(82,633)	(87,407)
Class C	(175,045)	(178,714)
Class AARP	(1,174,312)	(1,095,716)
Class S	(7,088,462)	(7,336,139)
Fund share transactions: Proceeds from shares sold	48,013,705	48,354,634
Reinvestment of distributions	7,671,738	7,691,473
Cost of shares redeemed	(51,872,695)	(56,107,007)
Redemption fees	25,398	—
Net increase (decrease) in net assets from Fund share transactions	3,838,146	(60,900)
Increase (decrease) in net assets	20,743,813	13,534,143
Net assets at beginning of period	179,614,820	166,080,677
Net assets at end of period (including undistributed net investment income of $3,606,472 and $246,938, respectively)	$ 200,358,633	$ 179,614,820

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.33	$ 9.53	$ 7.74	$ 7.35	$ 8.18
Income (loss) from investment operations: Net investment income[c]	.66	.51	.54	.63	.29
Net realized and unrealized gain (loss) on investment transactions	.81	.79	1.83	.45	(.72)
Total from investment operations	1.47	1.30	2.37	1.08	(.43)
Less distributions from: Net investment income	(.49)	(.50)	(.58)	(.69)	(.40)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 11.31	$ 10.33	$ 9.53	$ 7.74	$ 7.35
Total Return (%)[d]	14.44[e]	14.01[e]	31.53[e]	15.26	(5.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	7	4.500		.012
Ratio of expenses before expense reductions (%)	1.69	1.82	1.86	1.93	1.93*
Ratio of expenses after expense reductions (%)	1.54	1.54	1.84	1.93	1.93*
Ratio of net investment income (%)	6.03	5.19	6.13	8.01	10.25*
Portfolio turnover rate (%)	283	236	327	734	685

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.12% to 8.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.36	$ 9.55	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[c]	.58	.44	.46	.57	.27
Net realized and unrealized gain (loss) on investment transactions	.82	.79	1.83	.45	(.71)
Total from investment operations	1.40	1.23	2.29	1.02	(.44)
Less distributions from: Net investment income	(.41)	(.42)	(.50)	(.63)	(.37)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 11.35	$ 10.36	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[d]	13.54[e]	13.25[e]	30.23[e]	14.44	(5.65)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2.532		.004
Ratio of expenses before expense reductions (%)	2.62	2.73	2.72	2.74	2.73*
Ratio of expenses after expense reductions (%)	2.28	2.31	2.69	2.74	2.73*
Ratio of net investment income (%)	5.28	4.42	5.28	7.20	9.45*
Portfolio turnover rate (%)	283	236	327	734	685

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.31% to 7.20%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 9.55	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[c]	.58	.44	.47	.57	.27
Net realized and unrealized gain (loss) on investment transactions	.81	.78	1.83	.45	(.71)
Total from investment operations	1.39	1.22	2.30	1.02	(.44)
Less distributions from: Net investment income	(.41)	(.42)	(.51)	(.63)	(.37)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 11.33	$ 10.35	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[d]	13.57[e]	13.16[e]	30.13[e]	14.47	(5.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	7.723		.085	.001
Ratio of expenses before expense reductions (%)	2.43	2.46	2.69	2.71	2.70*
Ratio of expenses after expense reductions (%)	2.29	2.31	2.68	2.71	2.70*
Ratio of net investment income (%)	5.28	4.42	5.29	7.23	9.48*
Portfolio turnover rate (%)	283	236	327	734	685

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.34% to 7.23%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.34	$ 9.54	$ 7.75	$ 7.37	$ 7.89
Income (loss) from investment operations: Net investment income[b]	.69	.54	.56	.65	.84
Net realized and unrealized gain (loss) on investment transactions	.81	.78	1.83	.44	(.42)
Total from investment operations	1.50	1.32	2.39	1.09	.42
Less distributions from: Net investment income	(.52)	(.52)	(.60)	(.71)	(.94)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 11.32	$ 10.34	$ 9.54	$ 7.75	$ 7.37
Total Return (%)	14.71[c]	14.46[c]	31.53[c]	15.56	5.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	21	19	8	5
Ratio of expenses before expense reductions (%)	1.49	1.57	1.66	1.66	1.67
Ratio of expenses after expense reductions (%)	1.31	1.27	1.63	1.66	1.67
Ratio of net investment income (%)	6.26	5.46	6.34	8.28	10.72
Portfolio turnover rate (%)	283	236	327	734	685

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.33	$ 9.53	$ 7.74	$ 7.36	$ 7.89
Income (loss) from investment operations: Net investment income[b]	.69	.54	.57	.65	.84
Net realized and unrealized gain (loss) on investment transactions	.81	.78	1.82	.44	(.42)
Total from investment operations	1.50	1.32	2.39	1.09	.42
Less distributions from: Net investment income	(.52)	(.52)	(.60)	(.71)	(.95)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 11.31	$ 10.33	$ 9.53	$ 7.74	$ 7.36
Total Return (%)	14.71[c]	14.36[c]	31.71[c]	15.41	5.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	142	140	116	116
Ratio of expenses before expense reductions (%)	1.43	1.61	1.66	1.66	1.67
Ratio of expenses after expense reductions (%)	1.31	1.29	1.63	1.66	1.67
Ratio of net investment income (%)	6.26	5.44	6.34	8.28	10.72
Portfolio turnover rate (%)	283	236	327	734	685

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended October 31, 2005, the Fund utilized approximately $19,626,000 of a prior year capital loss carryforward. At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $51,508,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($39,164,000) and October 31, 2009 ($12,344,000), the respective expiration dates, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (loss) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,584,122
Capital loss carryforwards	$ (51,508,000)
Unrealized appreciation (depreciation) on investments	$ 4,445,515

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ 8,946,788	$ 9,064,577

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $509,519,083 and $516,107,444, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, served as subadvisor through December 1, 2005 with respect to the investment and reinvestment of assets in the Fund. The Advisor compensated DeAMIS out of the management fee it received from the Fund. (See Note K for details regarding the change in subadvisor subsequent to year end).

Effective November 1, 2004 through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 18,928	$ 14,096	$ —
Class B	8,435	7,555	—
Class C	7,128	5,654	—
Class AARP	61,254	44,883	—
Class S	210,527	181,251	—
	$ 306,272	$ 253,439	$ —

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $159,496, of which $12,393 is unpaid at October 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 16,481	$ 1,447
Class C	31,936	2,504
	$ 48,417	$ 3,951

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 21,039	$ 2,153.23%
Class B	5,012	388.23%
Class C	10,048	687.24%
	$ 36,099	$ 3,228

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $12,175.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $9,321 and $1,022, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemption of Class A shares. For the year ended October 31, 2005, SDI received $2,354.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $17,940, of which $5,760 is unpaid at October 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $4,347, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under this agreement.

G. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

H. Forward Foreign Currency Exchange Contracts

As of October 31, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	127,114	MXN	1,400,000	1/25/2006	1,181
USD	1,862,331	RUB	53,260,800	1/25/2006	2,663
USD	1,803,253	SGD	3,044,000	1/25/2006	598
Total unrealized appreciation					4,442
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
EUR	3,132,000	USD	3,763,035	1/25/2006	(8,461)
MXN	20,370,000	USD	1,848,961	1/25/2006	(17,733)
Total unrealized depreciation					(26,194)
Currency Abbreviations
EUR	Euro	SGD	Singapore Dollar
MXN	Mexican Peso	USD	US Dollar
RUB	New Russian Ruble

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,317,350	$ 14,391,379	1,395,629	$ 13,941,605
Class B	99,332	1,093,555	131,262	1,298,994
Class C	333,511	3,609,594	919,651	8,957,671
Class AARP	811,150	8,856,643	872,820	8,642,154
Class S	1,835,984	20,062,534	1,586,400	15,514,210
		$ 48,013,705		$ 48,354,634
Shares issued to shareholders in reinvestment of distributions
Class A	34,202	$ 373,285	33,539	$ 332,644
Class B	4,624	50,321	5,573	54,969
Class C	14,095	152,196	13,675	133,606
Class AARP	89,442	971,276	91,299	896,656
Class S	564,994	6,124,660	639,260	6,273,598
		$ 7,671,738		$ 7,691,473
Shares redeemed
Class A	(973,489)	$ (10,613,513)	(1,141,347)	$ (11,302,307)
Class B	(80,541)	(881,449)	(127,611)	(1,242,397)
Class C	(634,623)	(6,764,786)	(350,057)	(3,467,217)
Class AARP	(568,164)	(6,197,464)	(890,719)	(8,644,835)
Class S	(2,519,868)	(27,415,483)	(3,224,341)	(31,450,251)
		$ (51,872,695)		$ (56,107,007)
Redemption fees		$ 25,398		$ —
Net increase (decrease)
Class A	378,063	$ 4,166,774	287,821	$ 2,971,942
Class B	23,415	262,526	9,224	111,566
Class C	(287,017)	(3,002,993)	583,269	5,624,060
Class AARP	332,428	3,638,070	73,400	893,975
Class S	(118,890)	(1,226,231)	(998,681)	(9,662,443)
		$ 3,838,146		$ (60,900)

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

K. Subsequent Events

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited was the subadvisor to the Fund. On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. On December 1, 2005, DeAMIS became a direct wholly owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). As of December 2, 2005, AAMISL serves as the subadvisor to the Fund pursuant to a written contract. AAMISL is paid by the Advisor from its services by the Advisor from its fee as investment advisor to the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2005	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of Scudder Emerging Markets Income Fund (the "Fund") was held on November 18, 2005, at the Offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, New York 10017. At the Meeting, the following matters were voted on by the shareholders (the resulting votes are presented below).

1. To approve the Amended and Restated Investment Management Agreement between Deutsche Investment Management Americas Inc. and Global/International Fund, Inc., on behalf of the Fund.

Number of Votes:
For	Against	Abstain
8,256,855.067	493,196.291	288,153.720

2. To approve a new Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Aberdeen Asset Management Investment Services Limited, on behalf of the Fund.

Number of Votes:
For	Against	Abstain
8,213,608.509	497,672.590	326,953.979
Investment Management Agreement Approval

Background

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS), an affiliate of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the investment advisor of Scudder Emerging Markets Income Fund, was the subadvisor for the Fund and was responsible for managing the Fund's assets. DeAMIS rendered investment advisory and management services, including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of DeIM, parts of its asset management business and related assets based in London and Philadelphia (the "Aberdeen Transaction"). As of that date, DeAMIS became a direct, wholly owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). AAMISL is a registered investment advisor under the Investment advisors Act of 1940, as amended. As of December 2, 2005, it became the subadvisor to the Fund pursuant to a written contract ("Aberdeen Sub-Advisory Agreement"). Those individuals who managed all or a portion of the assets of the Fund as employees of DeAMIS became employees of AAMISL, and these same individuals will continue to be responsible for the management of the Fund's assets. Aberdeen PLC and its asset management subsidiaries, including AAMISL, are known as "Aberdeen."

Prior to December 2, 2005, DeIM served as investment advisor to the Fund pursuant to an Investment Management Agreement between DeIM and the Fund (the "Previous Investment Management Agreement"). On December 2, 2005, DeIM began serving as investment advisor to the Fund pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing DeIM to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated subadvisors, such as AAMISL.

Board Considerations — Aberdeen Transaction

The Board of Directors of the Fund held a meeting on August 9, 2005 to consider information about Aberdeen PLC, Aberdeen and AAMISL and the Aberdeen Transaction. To assist the Board in its consideration of the Aberdeen Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about Aberdeen PLC and AAMISL and the resources that they intended to commit to the Fund. The Board conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreement on the Fund's shareholders and was assisted in this review by its independent legal counsel. On September 9, 2005, the Board, including its Independent Directors, approved the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement, and directed that these agreements be submitted to the Fund's shareholders for approval.

In approving the terms of the Aberdeen Sub-Advisory Agreement, the Board considered the following factors, among others:

DeIM and Aberdeen PLC have advised the Board that the same London-based and/or Philadelphia-based Fixed Income team that managed the Fund prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Fund as employees of an Aberdeen PLC subsidiary. In this regard, the Board also considered Aberdeen PLC's assurances regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Fund and its shareholders.

The advisory fees paid by the Fund would not change as a result of implementing the Aberdeen Sub-Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered DeIM's and Aberdeen PLC's representations that they do not expect any diminution in the nature or quality of services provided to the Fund after the Aberdeen Transaction.

The terms of the Aberdeen Sub-Advisory Agreement are consistent with other subadvisory agreements considered by the Board and determined to be in the best interests of shareholders. The Board considered the fees payable to AAMISL by DeIM under the Aberdeen Sub-Advisory Agreement, including relative to the fees paid to subadvisors of other similar funds, and concluded that such fees are fair and reasonable. The Board also considered the portion of the fees retained by DeIM under the Amended and Restated Investment Management Agreement in light of the services DeIM will continue to provide and its estimated costs of providing such services and concluded that such fees are fair and reasonable.

The benefits to DeIM, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including DeIM's conflicts of interest in recommending to the Board that they approve the Aberdeen Sub-Advisory Agreement.

The resources and operations of Aberdeen, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Amended and Restated Investment Management Agreement, DeIM will oversee the management of the Fund's portfolio by AAMISL and will continue to provide the same administrative services that it currently provides.

DeIM's commitment to pay all costs associated with obtaining shareholder approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement.

The Board evaluated the Amended and Restated Investment Management Agreement in conjunction with its broader annual review of all contractual arrangements between the Fund and DeIM and its affiliates. With regard to the Amended and Restated Investment Management Agreement for the Fund, the Board considered in particular that its terms are substantially identical to the terms of the Previous Investment Management Agreement for the Fund, except that the Amended and Restated Investment Management Agreement contains a provision specifically authorizing DeIM to delegate some or all of its advisory duties to an unaffiliated subadvisor (such as AAMISL). At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Fund and DeIM and its affiliates, pending shareholder approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement. The factors considered by the Board in connection with their general contract review, which are also pertinent to its approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement, are set forth below.

Board Considerations — General Contract Review

In terms of the process the Directors followed prior to approving the Previous Investment Management Agreement, shareholders should know that:

At the present time, all of the Fund's Directors — including the chair of the Board — are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining whether to provide the continuation of the Fund's Previous Investment Management Agreement, the Board considered factors that it believes are relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board concluded that the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement were in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZEAX	SZEBX	SZECX
CUSIP Number	378947-816	378947-790	378947-782
Fund Number	476	676	776

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMKX	SCEMX
Fund Number	176	076
Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Global/International Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER EMERGING MARKETS INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

  Services that the Fund's Independent Registered Public Accounting Firm Billed
                                   to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $69,600          $225               $0                $0
--------------------------------------------------------------------------------
2004              $120,600         $185             $11,400             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                  $453,907                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed-upon procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005              $0          $197,605            $104,635          $302,240
--------------------------------------------------------------------------------
2004            $11,400          $0              $1,153,767        $1,165,167
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Income Fund, a
                                    series of Global/International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Emerging Markets Income Fund, a
                                    series of Global/International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006